                                                                    Exhibit 24.1


                           HOMEGATE HOSPITALITY, INC.

                               Power of Attorney


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Homegate Hospitality, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Anthony W. Dona as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with an underwritten public offering by the Company of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), including the execution of a registration statement on Form S-1 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments specifying or increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto or supplements to the prospectuses contained therein and any additional registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) of the Act (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has signed his name this ___ day of August, 1996.

                                           /s/ Harlan R. Crow
                                       ----------------------------
                                              (Signature)

                                           Harlan R. Crow
                                       ----------------------------
                                         (Please Print Full Name)

                           HOMEGATE HOSPITALITY, INC.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Homegate Hospitality, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Anthony W. Dona as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with an underwritten public offering by the Company of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), including the execution of a registration statement on Form S-1 or any other appropriate form, and any or all amendments (including, without limitation, any amendment or amendments specifying or increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto or supplements to the prospectuses contained therein and any additional registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) of the Act (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his name this ___ day of August, 1996.

                                           /s/ Leonard W. Wood
                                           -------------------
                                              (Signature)

                                           Leonard W. Wood
                                           -------------------
                                         (Please Print Full Name)

                          HOMEGATE HOSPITALITY, INC.

                               Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Homegate Hospitality, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Anthony W. Dona as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1993, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with an underwritten public offering by the Company of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), including the execution of a registration statement on Form S-1 or any other appropriate form, and any or all amendments (including, without limitation, any amendment to amendments specifying or increasing the number of shares of Common Stock for which registration is being sought) and post-effective amendments thereto or supplements to the prospectuses contained therein and any additional registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) of the Act (collectively, the "Registration Statements"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statements or any amendment thereto, with the Commission or any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name this __ day of August, 1996.


                                                      /s/ James D. Carreker
                                              ----------------------------------
                                                           (signature)

                                                       James D. Carreker
                                              ----------------------------------
                                                     (Please Print Full Name)

                           GENERAL POWER OF ATTORNEY
                           -------------------------

                        KNOW ALL MEN BY THESE PRESENTS:


     That I, CHARLES E. NOELL, being over the age of 18, have made, constituted, and appointed, and by these presents do make, constitute, and appoint ROBERT A. FAITH, my true and lawful attorney, for me and in my name, place, and stead, to do any and every act and exercise any and every power that I might or could do or exercise through any other person, intending hereby to vest in him a full and universal power of attorney, giving and granting unto my said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever that I might or could do if personally present. This power of attorney shall not terminate on my disability.

     I hereby agree and represent that the rights, powers, and authority of my attorney-in-fact to exercise any and all of the rights and powers herein granted shall commence and be in full force and effect on August 22, 1996, and shall remain in full force and effect thereafter until August 30, 1996.*

     WITNESS THE EXECUTION HEREOF, the _____ day of August, 1996.



                                    /s/ Charles E. Noell
                                    --------------------
                                    CHARLES E. NOELL

*Notwithstanding the forgoing, this Power of Attorney is limited to the execution of a registration statement on Form S-1 to be filed by Homegate Hospitality, Inc. with the Securities & Exchange Commission and any board of director resolutions of Homegate Hospitality, Inc. to be executed in connection therewith.

                           GENERAL POWER OF ATTORNEY
                        -------------------------------
                        KNOW ALL MEN BY THESE PRESENTS:

     That I, JOHN MOORES, being over the age of 18, have made, constituted, and appointed, and by these presents do make, constitute, and appoint ROBERT A. FAITH, my true and lawful attorney, for me and in my name, place, and stead, to do any and every act and exercise any and every power that I might or could do or exercise through any other person, intending hereby to vest in him a full and universal power of attorney, giving and granting unto my said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever that I might or could do if personally present. This power of attorney shall not terminate on my disability.

     I hereby agree and represent that the rights, powers, and authority of my attorney-in-fact to exercise any and all of the rights and powers herein granted shall commence and be in full force and effect on August 22, 1996, and shall remain in full force and effect thereafter until August 30, 1996.*

     WITNESS THE EXECUTION HEREOF, the _____ day of August, 1996.



                                    /s/ John Moores
                                    ---------------
                                    JOHN MOORES



*Notwithstanding the forgoing, this Power of Attorney is limited to the execution of a registration statement on Form S-1 to be filed by Homegate Hospitality, Inc. with the Securities & Exchange Commission and any board of director resolutions of Homegate Hospitality, Inc. to be executed in connection therewith.